EXHIBIT 10.15

               PATENT COLLATERAL ASSIGNMENT AND SECURITY AGREEMENT


           THIS AGREEMENT is made as of the 21st day of January, 2000 between Medical Technology & Innovations, Inc., a Florida corporation, having a mailing address at 3725 Investment Lane, Riviera Beach, Florida 33404 ("Assignor"), and International Investment Partners, Ltd., a Delaware corporation, having a mailing address at 80 Abbeyville Road, Lancaster, Pennsylvania 17603 ("Lender").

           WHEREAS, Assignor has executed and delivered its promissory note dated January 21, 2000 (the "Note"), to the Lender in the aggregate principal amount of One Million Dollars ($1,000,000), pursuant to a certain Loan Agreement dated January 21, 2000 between Assignor and the Lender and various other loan documents (the "Loan Documents"). To secure the complete and timely satisfaction of all existing and future indebtedness and obligations of the Assignor to Lender (the "Liabilities"), Assignor has agreed to assign to Lender certain patent rights.

           NOW, THEREFORE, in consideration of the premises, Assignor hereby agrees with Lender as follows:

     1. To secure the complete and timely satisfaction and performance of the Liabilities, Assignor hereby grants, assigns and conveys to Lender Assignor's entire right, title and interest in and to the patent applications and patents listed in Schedule A hereto including without limitation all proceeds thereof (such as, by way of example, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements and all rights corresponding thereto throughout the world and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof and any future reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, as set forth in Paragraph 4, infra., (collectively called the "Patents").

     2. Assignor covenants and warrants that:

          (a) The Patents are subsisting and have not been adjudged invalid or unenforceable, in whole or in part;

          (b) To the best of Assignor's knowledge, each of the Patents is valid and enforceable and Assignor has notified Lender in writing of all prior art (including public uses and sales) of which it is aware;

          (c) Assignor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each of the Patents, free and clear of any liens, charges and encumbrances, including without limitation pledges, assignments, licenses, registered user agreements and covenants by Assignor not to sue third persons;

          (d) Assignor has the unqualified right to enter into this Agreement and perform its terms and has entered and will enter into written agreements with each of its present and future employees, agents and consultants which will enable it to comply with the covenants herein contained, including but not limited to agreements obligating them to assign present and future inventions to the Assignor.

     3. Assignor agrees that, until all of the Liabilities shall have been satisfied in full, it will not enter into any license or any other agreement which is inconsistent with Assignor's obligations under this Agreement, without Lender's prior written consent.

     4. If, before the Liabilities shall have been satisfied in full, Assignor shall obtain rights to any new patentable inventions, or become entitled to the benefit of any patent application or patent for any reissue, division, continuation, renewal, extension, or continuation-in-part of any Patent or any improvement on any Patent, the provisions of paragraph 1 shall automatically apply thereto and Assignor shall give to Lender prompt notice thereof in writing.

     5. Assignor authorizes Lender to modify this Agreement by amending Schedule A to include any future Patents and Patent applications which are Patents under paragraph 1 or paragraph 4 hereof.

     6. Assignor agrees to pay all maintenance fees for all Patents listed in Schedule A in a timely manner.




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     7. Unless and until there shall have  occurred and be  continuing a default hereunder or under any of the Loan Documents Lender hereby grants to Assignor the exclusive, nontransferable right and license under the Patents to make, have made for it, use and sell the inventions disclosed and claimed in the Patents for Assignor's own benefit and account and for none other. Assignor agrees not to sell the license, or grant any sublicense under, the license granted to Assignor in this paragraph 6, without the prior written consent of Lender.

     8. If any default shall have occurred and be continuing hereunder or any of the Loan Documents, Assignor's license under the Patents as set forth in paragraph 6, shall terminate thereupon, and the Lender shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law and the rights and remedies of a secured party under the Uniform Commercial Code as entered in any jurisdiction in which the Patents may be located and, without limiting the generality of the foregoing, the Lender may immediately, without demand of performance and without other notice (except as set forth next below) to Assignor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in Pennsylvania, or elsewhere, all or from time to time any of the Patents, or any interest which the Assignor may have therein, and after deducting from the proceeds of sale or other disposition of the Patents all expenses (including all reasonable expenses for brokers' fees and legal services), shall apply the residue of such proceeds toward the payment of the Liabilities. Any remainder of the proceeds after payment in full of the Liabilities shall be paid over to the Assignor. Notice of any sale or other disposition of the Patents shall be given to Assignor at least five (5) days before the time of any intended public or private sale or other disposition of the Patents is to be made, which Assignor hereby agrees shall be reasonable notice of such sale or other disposition. At any such sale or other disposition, any holder of the Note or Lender may, to the extent permissible under applicable law, purchase the whole or any part of the Patents sold, free from any right of redemption on the part of Assignor, which right is hereby waived and released.

     9. If any default shall have occurred and be continuing hereunder or under any of the Loan Documents, Assignor hereby authorizes and empowers Lender to make, constitute and appoint any officer or agent of Lender, as Lender may select in its exclusive discretion, as Assignor's true and lawful attorney-in-fact, with the power to endorse Assignor's name on all applications, documents, papers and instruments necessary for Lender to use the Patents, or to grant or issue any exclusive or non-exclusive license under the Patents to any third person, or necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Patents to any third person. Assignor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the life of this Agreement.

     10. At such time as Assignor shall completely satisfy all of the Liabilities, this Agreement shall terminate and Lender shall execute and deliver to Assignor all deeds, assignments and other instruments as may be necessary or proper to re-vest in Assignor full title to the Patents, subject to any disposition thereof which may have been made by Lender pursuant hereto.

     11. Any and all reasonable fees, costs and expenses, of whatever kind or nature, including attorneys' fees and legal expenses incurred by Lender in connection with the enforcement of any of the provisions of this Agreement and all other documents relating hereto and the consummation of the transaction contemplated by the Loan Documents, the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Patents, or in defending or prosecuting any actions or proceedings arising out of or related to the Patents, shall be borne and paid by Assignor on demand by Lender and until so paid shall be added to the principal amount of the Liabilities and shall bear interest at the highest rate prescribed in the Note.

     12. Assignor shall have the duty, through counsel acceptable to Lender, to prosecute diligently any patent applications of the Patents pending as of the date of this Agreement or thereafter until the Liabilities shall have been paid in full, to make federal application on unpatented but patentable inventions and to preserve and maintain all rights in patent applications and patents of the Patents, including without limitation the payment of all maintenance fees. Any expenses incurred in connection with the Patents shall be borne by Assignor. The Assignor shall not abandon any right to file a patent application, or any pending patent application or patent, without the consent of the Lender, which consent shall not be unreasonably withheld.

     13. Assignor shall have the right, with the consent of Lender, which will not be unreasonably withheld, to bring suit in its own name, and to join Lender, if necessary, as a party to such suit so long as Lender is satisfied that such joinder will not subject it to any risk of liability, to enforce the Patents and any licenses thereunder. Assignor shall promptly, upon demand, reimburse and indemnify Lender for all damages, costs and expenses, including legal fees,incurred by Lender pursuant to this paragraph 12.



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     14.  If  Assignor  fails to  comply  with any of its  material  obligations hereunder, Lender may do so in Assignor's name or in Lender's name, but at Assignor's expense, and Assignor hereby agrees to reimburse Lender in full for all expenses, including reasonable attorneys' fees incurred by Lender in protecting, defending and maintaining the Patents.

     15. No course of dealing between Assignor and Lender, nor any failure to exercise, nor any delay in exercising, on the part of Lender, any right, power or privilege hereunder or under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     16. All of Lender's rights and remedies with respect to the Patents, whether established hereby or by the Loan Documents, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently.

     17. The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction or any other clause or provision of this Agreement in any jurisdiction.

     18. This Agreement is subject to modification only by a writing signed by the parties, except as provided in paragraph 5.

     19. The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the parties.

     20. The validity and interpretation of this Agreement and the rights and obligations of the parties shall be governed by the laws of the Commonwealth of Pennsylvania.

     WITNESS the execution hereof, under seal, as of the day and year first above written.


ATTEST:                            ASSIGNOR:
                                   MEDICAL TECHNOLOGY & INNOVATIONS, INC.

 By /s/ Annalisa B.  Pegg          By /s/ Joseph R.  DelVecchio
------------------------           -----------------------------------------
Name:      Annalisa B.  Pegg       Name: Joseph R.  DelVecchio
Title:     Office Manager          Title: Ex V.P. / COO


ATTEST:                            LENDER:
                                   INTERNATIONAL INVESTMENT PARTNERS, LTD.

 By /s/ Annalisa B.  Pegg          By /s/ Brian A Auchey
------------------------           -----------------------------------------
Name:      Annalisa B.  Pegg       Name: Brian A Auchey
Title:     Office Manager          Title:  Vice President